SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 21, 2004

HUDSON CITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of	0-26001 (Commission File Number)	22-3640393 (IRS Employer Identification No.)
in Company)

WEST 80 CENTURY ROAD
PARAMUS, NEW JERSEY 07652

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (201) 967-1900

Not Applicable

(Former name or former address, if changed since last report)

Items 1, 2, 3, 4, 5, 6, 8, 9, 10, and 11. Not Applicable
Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURE
Exhibit Index
PRESS RELEASE

Items 1, 2, 3, 4, 5, 6, 8, 9, 10, and 11.      Not Applicable.

Item 7.      Financial Statements and Exhibits.

No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:

Exhibit No.	Description
99.1	Press Release dated July 21, 2004, by Hudson City Bancorp, Inc., announcing second quarter financial results for the period ended June 30, 2004.

Item 12. Results of Operations and Financial Condition.

On July 21, 2004, Hudson City Bancorp, Inc. (the “Company”), the holding company for Hudson City Savings Bank, issued a press release announcing second quarter financial results for the period ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this Report.

The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as mended, and shall not otherwise be deemed filed under such Acts.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hudson City Bancorp, Inc.

By:	/s/ Denis J. Salamone

Denis J. Salamone Senior Executive Vice President and Chief Operating Officer

Dated: July 21, 2004

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Exhibit Index

Exhibit No.	Description
99.1	Press Release dated July 21, 2004, by Hudson City Bancorp, Inc., announcing second quarter financial results for the period ended June 30, 2004.

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